UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2007

HOOKER FURNITURE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112	(276) 632-0459
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On June 6, 2007, Hooker Furniture Corporation issued a press release announcing its results of operations for its fiscal 2008 first quarter ended April 29, 2007. A copy of the Company’s press release is included with this report as Exhibit 99.1.

On June 7, 2007, Hooker Furniture Corporation held its quarterly investor call to present its fiscal 2008 first quarter earnings via teleconference and live internet web cast. A transcript of that investor call is included as Exhibit 99.2 to this report and is incorporated in response to this item by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
99.1	Press Release dated June 6, 2007

99.2	Transcript of June 7, 2007 Teleconference and Web Cast

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

By:	/s/ R. Gary Armbrister
R. Gary Armbrister
Chief Accounting Officer

Date: June 11, 2007

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EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated June 6, 2007

99.2	Transcript of June 7, 2007 Teleconference and Web Cast

EI-1